IMPORTANT NOTICE

                                 CONSECO 20 FUND
                       CONSECO CONVERTIBLE SECURITIES FUND
                             CONSECO HIGH YIELD FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE JOINT SPECIAL MEETING OF SHAREHOLDERS HAS
BEEN ADJOURNED TO TUESDAY, APRIL 24, 2001

Dear Shareholder:

The Special Meeting of Shareholders scheduled for Thursday, March 29, 2001 has been adjourned to TUESDAY, APRIL 24, 2001 to give Shareholders additional time to vote their shares. As of January 24, 2001, ("Record Date") you were holding shares in one or more of these Conseco Fund Group mutual funds. We have not received your voting instructions. All votes are important no matter how many shares you hold. We urge you to act promptly. For your vote to count, we must receive your instructions on or before Tuesday, April 24, 2001.

If you have any questions about the meeting or your vote please call Shareholder Communications Corporation, the Funds' proxy agent, at 1-888-433-3741.

Voting is easy.  There are four ways to vote:

         1.  BY TOUCH-TONE:    Dial the toll-free number found on your
             -------------     proxy card and follow the simple directions.

         2.  BY PHONE:         To speak with a proxy specialist call
             --------          1-888-433-3741. Representatives are
                               available to take your vote Monday through Friday between 9 a.m. and 11 p.m. and Saturday 12 p.m. to 6 p.m. eastern time.
                               Please have your proxy card available at the time of the call.

         3.  BY INTERNET:      Visit www.proxyvote.com, and enter the
             -----------       12-digit control number located on your
                               proxy card.

         4.  BY MAIL:          Return your executed proxy card in the
             -------           enclosed postage paid envelope. Please use
                               this option only if the above methods are unavailable, as we may not receive your executed proxy by April 24, 2001.

                       DO NOT HESITATE. PLEASE VOTE TODAY!

If you do not vote, you may receive a call from Shareholder Communications Corporation reminding you to exercise your right to vote. Thank you in advance for your participation.

IMPORTANT NOTICE

                              CONSECO 20 FUND
                    CONSECO CONVERTIBLE SECURITIES FUND
                          CONSECO HIGH YIELD FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE JOINT SPECIAL MEETING OF SHAREHOLDERS HAS
BEEN ADJOURNED TO TUESDAY, APRIL 24, 2001

Dear Shareholder:

The Special Meeting of Shareholders scheduled for Thursday, March 29, 2001 has been adjourned to TUESDAY, APRIL 24, 2001 to give Shareholders additional time to vote their shares. As of January 24, 2001, ("Record Date") you were holding shares in one or more of these Conseco Fund Group mutual funds. We have not received your voting instructions. All votes are important no matter how many shares you hold. We urge you to act promptly. For your vote to count, we must receive your instructions on or before Tuesday, April 24, 2001.

If you have any questions about the meeting or your vote please call Shareholder Communications Corporation, the Funds' proxy agent, at 1-888-433-3741.

Voting is easy.  There are three ways to vote:


         1.  BY TOUCH-TONE:    Dial the toll-free number found on your
             -------------     proxy card and follow the simple directions.

         2.  BY INTERNET:      Visit www.proxyvote.com, and enter the
             -----------       12-digit control number located on your
                               proxy card.


         3.  BY                MAIL: Complete the enclosed proxy card and
             --                return it in the enclosed postage-paid
                               envelope. Please use this option only if the above method is unavailable, as we may not receive your executed proxy by April 24, 2001.


                       DO NOT HESITATE. PLEASE VOTE TODAY!

Thank you in advance for your participation.

IMPORTANT NOTICE

                                 CONSECO 20 FUND
                       CONSECO CONVERTIBLE SECURITIES FUND
                             CONSECO HIGH YIELD FUND


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE JOINT SPECIAL MEETING OF SHAREHOLDERS HAS
BEEN ADJOURNED TO TUESDAY, APRIL 24, 2001

Dear Shareholder:

The Special Meeting of Shareholders scheduled for Thursday, March 29, 2001 has been adjourned to TUESDAY, APRIL 24, 2001 to give Shareholders additional time to vote their shares. As of January 24, 2001, ("Record Date") you were holding shares in one or more of these Conseco Fund Group mutual funds. We have not received your voting instructions. All votes are important no matter how many shares you hold. We urge you to act promptly. For your vote to count, we must receive your instructions on or before Tuesday, April 24, 2001.

If you have any questions about the meeting or your vote please call Shareholder Communications Corporation, the Funds' proxy agent, at 1-888-433-3741.

Voting is easy.  There are four ways to vote:

         1.  BY TOUCH-TONE:    Dial the toll-free number found on your
             -------------     proxy card and follow the simple directions.

         2.  BY PHONE:         To speak with a proxy specialist call
             --------          1-888-433-3741. Representatives are
                               available to take your vote Monday through Friday between 9 a.m. and 11 p.m. and Saturday 12 p.m. to 6 p.m. Eastern time.
                               Please have your proxy card available at the time of the call.

         3.  BY FAX:           Fax your executed proxy to Shareholder
             ------            Communication Corporation toll-free at
                               1-800-733-1885, anytime.

         4.  BY MAIL:          Return your executed proxy card in the
             -------           enclosed postage paid envelope. Please use
                               this option only if the above methods are unavailable, as we may not receive your executed proxy by April 24, 2001.

                       DO NOT HESITATE. PLEASE VOTE TODAY!

If you do not vote, you may receive a call from Shareholder Communications Corporation reminding you to exercise your right to vote. Thank you in advance for your participation.